EXHIBIT 1.4



Document processing fee                             Colorado Secretary of State
  If document is filed on paper         $125.00     Date and Time: 07/13/2005
  If document is filed electronically   $ 50.00                    03:16 PM

Fees & forms/cover sheets                           Entity Id: 20051269966
  are subject to change.                            Document number: 20051269966
To file electronically, access instructions
  for this form/cover sheet and other
  information or print copies of filed
  documents, visit www.sos.state.co.us
  and select Business Center.
Paper documents must be typewritten or              ABOVE SPACE FOR OFFICE
machine printed.                                    USE ONLY


                            ARTICLES OF ORGANIZATION
     filed pursuant to Section 7-90-301, et seq. and Section 7-80-204 of the Colorado Revised Statutes (C.R.S.)

1.  Entity name:                    Sterling Management, LLC
                                    -------------------------------------------
                                    (The name of a limited liability company must contain the term or abbreviation
                                    "limited liability company", "ltd. liability company", "limited liability co.", "ltd.
                                    liability co.", "limited", "llc", "l.l.c.", or "ltd." Section 7-90-601, C.R.S.)

2.  Use of Restricted Words (if     __  "bank" or "trust" or any derivative
    any of these terms are              thereof
    contained in an entity name,    __  "credit union"     __ "savings and loan"
    true name of an entity, trade
    name or trademark stated in     __  "insurance", "casualty", "mutual",
    this document, mark the             or "surety"
    applicable box):

3.  Principal office street         18925 Base Camp Road - Suite 203
    address:                        -------------------------------------------
                                         (Street name and number)

                                    -------------------------------------------

                                    Monument         CO              80132
                                    -------------------------------------------
                                    (City)        (State)     (Postal/Zip Code)

                                                                United States
                                    -------------------------------------------
                                    (Province - if app.)  (Country - if not US)

4.  Principal office mailing
    address                         -------------------------------------------
    (if different from above):         (Street name and number or Post
                                           Office Box information)

                                    -------------------------------------------


                                    -------------------------------------------
                                    (City)        (State)     (Postal/Zip Code)


                                    -------------------------------------------
                                    (Province - if app.)  (Country - if not US)

5.  Registered agent name (if an     Fidler         G.       Craig
    individual):                    -------------------------------------------
                                      (Last)     (First)     (Middle)  (Suffix)
          OR (if a business
             organization):         -------------------------------------------

                                    -------------------------------------------

6. The person identified above as registered agent has consented to being so appointed.

7.  Registered agent street         18925 Base Camp Road - Suite 203
    address:                        -------------------------------------------
                                         (Street name and number)

                                    -------------------------------------------

                                    Monument         CO              80132
                                    -------------------------------------------
                                    (City)        (State)     (Postal/Zip Code)


8.  Registered agent mailing
    address                         -------------------------------------------
    (if different from above):         (Street name and number or Post
                                           Office Box information)

                                    -------------------------------------------

                                    -------------------------------------------
                                    (City)        (State)     (Postal/Zip Code)


                                    -------------------------------------------
                                    (Province - if app.)  (Country - if not US)

9.  Name(s) and mailing
    address(es) of person(s)
    forming the limited
    liability company:
                                    Freedman     Marcia         L.
         (if an individual)         -------------------------------------------
                                      (Last)     (First)     (Middle)  (Suffix)

         OR (if a business
         organization):             -------------------------------------------

                                        600 Seventeenth Street - #2700S
                                    -------------------------------------------
                                       (Street name and number or Post
                                           Office Box information)

                                    -------------------------------------------

                                    Denver          CO              80202
                                    -------------------------------------------
                                    (City)        (State)     (Postal/Zip Code)

                                                                United States
                                    -------------------------------------------
                                    (Province - if app.)  (Country - if not US)


         (if an individual)         -------------------------------------------
                                      (Last)     (First)     (Middle)  (Suffix)

         OR (if a business
         organization):             -------------------------------------------


                                    -------------------------------------------
                                       (Street name and number or Post
                                           Office Box information)

                                    -------------------------------------------


                                    -------------------------------------------
                                    (City)        (State)     (Postal/Zip Code)


                                    -------------------------------------------
                                    (Province - if app.)  (Country - if not US)

         (if an individual)         -------------------------------------------
                                      (Last)     (First)     (Middle)  (Suffix)

         OR (if a business
         organization):             -------------------------------------------


                                    -------------------------------------------
                                       (Street name and number or Post
                                           Office Box information)

                                    -------------------------------------------


                                    -------------------------------------------
                                    (City)        (State)     (Postal/Zip Code)


                                    -------------------------------------------
                                    (Province - if app.)  (Country - if not US)

(if more than three persons are forming the limited liability company, mark this box ___ and include an attachment stating the true names and mailing addresses of all additional persons forming the limited liability company)

10. The management of the limited liability company is vested in managers ___ OR is vested in the members _X_

11.  There is at least one member of the limited liability company.

12.  (Optional)  Delayed effective date:
                                          -------------------------
                                                (mm/dd/yyyy)

13. Additional information may be included pursuant to other organic statutes such as title 12, C.R.S. If applicable, mark this box ___ and include an attachment stating the additional information.

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.







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

14.  Name(s) and address(es) of
     the individual(s) causing
     the document to be delivered
     for filing:                    Freedman     Marcia         L.
                                    -------------------------------------------
                                      (Last)     (First)     (Middle)  (Suffix)

                                        600 Seventeenth Street - #2700S
                                    -------------------------------------------
                                       (Street name and number or Post
                                           Office Box information)

                                    -------------------------------------------

                                    Denver          CO              80202
                                    -------------------------------------------
                                    (City)        (State)     (Postal/Zip Code)

                                                                United States
                                    -------------------------------------------
                                    (Province - if app.)  (Country - if not US)


(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ___ and include an attachment stating the name and address of such individuals.)


DISCLAIMER:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.









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